UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 18, 2008

Electric Moto Corporation

(Exact name of registrant as specified in its charter)

Delaware	3314842	22-2808173
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4548 Ambrose Avenue, Los Angeles, CA 90027

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 323-665-7654

3151 E. Main St., Ashland, Oregon  97520-9150

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

Ely Schless has resigned from his position as Chief Technology Consultant effective 10/18/08. This follows his resignation as CEO which was previously reported on that Form 8K on 7/11/08.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Electric Moto Corporation

By:	/s/ Abbie Zands
Chief Operating Officer

Date:     October 24, 2008